Summary Prospectus	AZL® Government Money Market Fund

April 30, 2021

AZL® Government Money Market Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to Contact.Us@allianzlife.com. The Fund’s Prospectus and SAI, both dated April 30, 2021, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks current income consistent with stability of principal.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%

Total Annual Fund Operating Expenses(1)	0.66%

Fee Waiver(1)	-0.01%

Total Fund Operating Expenses(1)	0.65%

(1)

The Manager and the Fund have entered into a written agreement reducing the management fee to 0.34% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$210	$367	$822

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully by such securities. The Fund also has a policy to invest, under normal market conditions, at least 80% of its net assets in government securities or in repurchase agreements that are collateralized by government securities. The government securities in which the Fund may invest include any security issued or guaranteed as to principal or interest by the United States, or by a

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® Government Money Market Fund

person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

Under normal circumstances, the Fund’s investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities, and forward commitment settlement. The Fund invests in a portfolio of securities maturing in 397 calendar days or less (with certain exceptions as permitted by applicable regulation) and maintains a dollar-weighted average maturity of 60 calendar days or less.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the U.S. Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s Subadviser, pursuant to guidelines approved by the Trust’s Board of Trustees.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Fund may become extremely low and possibly negative.

•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
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Interest Rate Risk  Debt securities held by the Fund may decline in value due to rising interest rates. A low or negative interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value (“NAV”). Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.
•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Income Risk Falling interest rates may cause the Fund’s income to decline.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.
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Repurchase Agreements and Purchase and Sale Contracts Risk  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

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U.S. Government Obligations Risk  Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

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Treasury Obligations Risk  Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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Stable Net Asset Value Risk  The Fund may not be able to maintain a stable NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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When Issued and Delayed Delivery Securities and Forward Commitments Risk  The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® Government Money Market Fund

also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Variable and Floating Rate Instrument Risk  These are instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating). Although variable- and floating-rate instruments are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, default risk and liquidity risk. Variable- and floating-rate instruments may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Due to these instruments’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such instruments generally will pay lower levels of income in a falling interest rate environment.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2019)	0.40%
Lowest (Q4, 2020)	0.00%

Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020

AZL® Government Money Market Fund	0.21%	0.53%	0.27%

Three-Month U.S. Treasury Bill Index*	0.36%	1.12%	0.59%

*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® Government Money Market Fund

The seven-day yield for the period ended December 31, 2020 was 0.83%. For the Fund’s current 7-day yield, telephone 800-624-0197 toll-free.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Advisors, LLC serves as the Subadviser to the Fund.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

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